Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 3 TO THE CREDIT AGREEMENT

Dated as of December 11, 2006

AMENDMENT NO. 3 TO THE CREDIT AGREEMENT (this “Amendment”) among Pierre Foods, Inc., a North Carolina corporation (the “Borrower”), the Lenders (as hereinafter defined) party hereto, Wachovia Bank, National Association (“Wachovia”), as collateral agent (the “Collateral Agent”), and Wachovia, as administrative agent (the “Administrative Agent”; together with the Collateral Agent, the “Agents”).

PRELIMINARY STATEMENTS:

(1)           The Borrower, certain financial institutions and other persons from time to time parties thereto (collectively, the “Lenders”) and the Agents have entered into that certain Credit Agreement dated as of June 30, 2004, as amended by Amendment No. 1 dated as of April 3, 2006 and Amendment No. 2 dated as of August 21, 2006 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement).

(2)           The Borrower desires, in connection with the proposed acquisition (the “Acquisition’) of substantially all of the assets of Zartic, Inc., a Georgia corporation, and Zar Tran, Inc., a Georgia corporation (such assets being collectively referred to as the “Acquired Assets” and such companies being collectively referred to as the “Company”), to obtain additional Term B Loans in an amount equal to $100,000,000 in excess of the principal amount of the Term B Loans outstanding under the Credit Agreement prior to the effectiveness of this Amendment (the “New Term B-2 Loans”) and having the same rights and obligations as the Term B Loans, as set forth in the Loan Documents.

(3)           Each Person who executes and delivers this Amendment as a New Term B-2 Lender (as hereinafter defined) has agreed to make New Term B-2 Loans in the aggregate amount of its New Term B-2 Commitment (as hereinafter defined) on the Amendment No. 3 Effective Date, the proceeds of which shall be used by the Borrower to finance the acquisition of the Acquired Assets.

(4)           The Borrower has requested that the Required Lenders and the Required Term Lendersamend the Credit Agreement to effect the changes described above and to make other amendments set forth below.

(5)           The Required Lenders and the Required Term Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.           Amendment of Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 of this Amendment, hereby amended as follows:

(a)           Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)       By amending clause (a) of the definition of “Applicable Margin” to (A) delete the reference to “1.00%” and insert “1.25%” in its place, (B) delete the reference to “2.00%” and insert “2.25%” in its place and (C) add the following new clause (iii) after the word “and” in clause (ii) thereof:

“(iii) in the event that the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b) is less than or equal to 4.0:1, (x) in the case of Base Rate Loans, 1.00% and (y) in the case of Eurodollar Rate Loans, 2.00%; and”

(ii)      By amending the definition of “Consolidated Funded Indebtedness” to (A) delete the phrase “letters of credit (including standby and commercial) in excess of $3,825,000,”  in clause (c) thereof in its entirety and (B) add the following new clause (c) after the word “hereof” and before the period in the last line thereof:

“or (c) under letters of credit”.

(iii)     By amending the definition of “Consolidated EBITDA” to (A)  delete the “and” before clause (viii) thereof and add the following new clause (ix) thereto:

“and (ix) any  purchase accounting adjustments and adjustments for synergies resulting from the acquisition of the Acquired Assets as specifically set forth on Schedule IV hereto.”

and (B) add the following sentence at the end of such definition:

“For the purposes of any calculations required pursuant to Sections 7.10(a) and (b), Consolidated EBITDA for each fiscal quarter or period set forth on Schedule IV hereto shall be deemed to be the applicable amount specified for such fiscal quarter on such Schedule.”

(iv)     By amending the definition of “Initial Term B Loans” to read in full as follows:

“Initial Term B Loans” means Term B Loans that are not New Term B Loans or New Term B-2 Loans.

(v)      By amending the definition of “Term B Commitment” to add the following sentence at the end of such definition:

“The term ‘Term B Commitment’ also means each New Term B-2 Commitment.”

(vi)     By amending the definition of “Term B Facility” to add the following sentence at the end of such definition:

“The term ‘Term B Facility’ also means the New Term B-2 Facility.”

(vii)    By amending the definition of “Term B Loan” to add the following sentence at the end of such definition:

“The term ‘Term B Loan’ also means a New Term B-2 Loan.”

(viii)   By inserting the following new definitions therein in the appropriate alphabetical order:

“Amendment No. 3 Effective Date” means December 11, 2006.

“Acquired Assets” means substantially all of the assets of Zartic, Inc., a Georgia corporation, and Zar Tran, Inc., a Georgia corporation, to be acquired by the Borrower pursuant to the Asset Purchase Agreement dated as of November  3, 2006 (the “Acquisition Agreement”).

“New Term B-2 Commitment” means, as to each New Term B-2 Lender, its obligation to make New Term B-2 Loans to the Borrower pursuant to Section 2.01(a)(iii), in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01(a)(iii) under the caption “New Term B-2 Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“New Term B-2 Facility” means, at any time, the aggregate New Term B-2 Commitments or New Term B-2 Loans, as applicable, of all Lenders at such time.

“New Term B-2 Lender” means, at any time, any Lender that has a New Term B-2 Commitment or New Term B-2 Loan, as applicable, at such time.

“New Term B-2 Loan” has the meaning specified in Section 2.01(a)(iii).

(b)           Section 2.01(a) of the Credit Agreement is hereby amended by:

(i)            Inserting the phrase “or New Term B-2 Loans” in the fourth sentence thereof, after the phrase: “this Section 2.01(a)(i) shall not apply to any New Term B Loans.”; and

(ii)           Adding a new Section 2.01(a)(iii) at the end thereof to read as follows:

“(iii)   Subject to the terms and conditions set forth herein, each New Term B-2 Lender severally agrees to make a single loan (each, a “New Term B-2 Loan”), in an amount equal to its New Term B-2 Commitment, to the Borrower on the Amendment No. 3 Effective Date.   Amounts borrowed under this Section 2.01(a)(iii) and repaid or prepaid may not be reborrowed.  New Term B-2 Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.”

(c)           Section 2.05(b)(vii) is hereby amended by adding the following parenthetical immediately before the word “second” contained therein:

“(it being understood that to the extent there are no such payments due within the next 12 months with respect to any of the Initial Term B Loans, New Term B Loans, or New Term B-2 Loans respectively, the portion of any prepayments allocable to any such Loans shall be applied as specified in the immediately succeeding clause second)”

(d)           Section 2.07(a) of the Credit Agreement is hereby amended to read in full as follows:

“(a)         Term B Loans.  The Borrower shall repay to the Administrative Agent for the ratable account of each of the Initial Term B Lenders, New Term B Lenders and New Term B-2 Lenders the aggregate principal amount of all Initial Term B Loans, New Term B Loans and New Term B-2 Loans outstanding on the following dates in the respective amounts set forth for such Loans opposite such dates (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05):

Date	Amount Due in respect of Initial Term B Loans and New Term B Loans	Amount Due in respect of New Term B-2 Loans
March 3, 2007	$0	$250,000
June 2, 2007	$0	$250,000
September 1, 2007	$0	$250,000
December 1, 2007	$0	$250,000
March 1, 2008	$0	$250,000
May 31, 2008	$0	$250,000
August 30, 2008	$0	$250,000
November 29, 2008	$0	$250,000
February 28, 2009	$0	$250,000
May 30, 2009	$0	$250,000
August 29, 2009	$0	$250,000
November 28, 2009	$0	$250,000
March 6, 2010	$0	$250,000
Maturity Date with respect to the Term B Facility	$131,000,000	$96,750,000

provided, however, that the final principal repayment installment of each of the Initial Term B Loans, New Term B Loans and New Term B-2 Loans shall be paid on the Maturity Date for the Term B Facility and in any event shall be in an amount equal to the aggregate principal amount of all Initial Term B Loans, New Term B Loans and New Term B-2 Loans outstanding on such date.”

(e)           Section 6.11 of the Credit Agreement is hereby amended by inserting the following at the end thereof:

“In addition, the proceeds of the New Term B-2 Loans shall be used to finance the acquisition of the Acquired Assets and to pay fees and expenses incurred in connection with such acquisition.”

(f)            Section 7.02(c)(iv) of the Credit Agreement is hereby amended by deleting the figure “$7,500,000” therein and inserting the figure “$12,500,000” in its place.

(g)           Section 7.03 of the Credit Agreement is hereby amended by:

(i) Deleting the figure “$40,000,000” in clause (i)(iv)(B) thereof and inserting the figure “$50,000,000” in its place; and

(ii)  Adding a new clause (o) to the end thereof that reads in full as follows:

“(o)  the purchase of the Acquired Assets; provided that, the purchase price therefor shall not exceed $100,000,000 plus the assumption of certain liabilities as set forth in the Acquisition Agreement.”

(h)           Schedule 2.01(a)(iii) is attached as Annex I hereto and is hereby added to the Credit Agreement.

(i)            Schedule IV is attached as Annex II hereto and is hereby added to the Credit Agreement.

SECTION 2.           Conditions to Effectiveness.  This Amendment and the amendments contained herein shall become effective as of the date hereof (the “Amendment No. 3 Effective Date”) when each of the conditions set forth in this Section 2 shall have been fulfilled to the satisfaction of the Administrative Agent.

(a)           Execution of Counterparts.  The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each of (a) the Loan Parties, (b) the Required Lenders and the Administrative Agent, (c) the Required Term Lenders and (d) each New Term B-2 Lender, or as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that each of the foregoing parties has executed a counterpart of this Amendment.

(b)           Notice of Borrowing.  The Borrower shall have provided the Administrative Agent with a Notice of Borrowing in accordance with the requirements of Section 2.02(a) of the Credit Agreement prior to the Amendment No. 3 Effective Date with respect to the borrowing of the New Term B-2 Loans on the Amendment No. 3 Effective Date.

(c)           Payment of Fees and Expenses.  The Borrower shall have paid all reasonable expenses (including the reasonable fees and expenses of Shearman & Sterling LLP) incurred in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Credit Agreement from and after the last invoice to the extent invoiced.

(d)           Evidence of Debt.  Each New Term B-2 Lender shall have received, if requested, one or more Notes payable to the order of such Lender duly executed by the Borrower in substantially the form of Exhibit C-1 to the Credit Agreement, evidencing the New Term B-2  Loans made by such Lender.

(e)           Certificates.  The Administrative Agent shall have received (i) a certificate of the Secretary or an Assistant Secretary of each of the Loan Parties certifying (A) the names and true signatures of the officers of each of the Loan Parties authorized to sign this Amendment and the other documents to be delivered hereunder and (B) the resolutions of the Board of Directors of the Loan Parties evidencing approval for this Amendment and (ii) a certificate of an officer of each of the Loan Parties certifying (A) that no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, or any third party to any agreements and instruments is required for the due execution, delivery or performance by each of the Loan Parties of this Amendment, (B) the representations and warranties contained in Section 3 of this Amendment are true and correct and (C) no event has occurred and is continuing that constitutes a Default.

(f)            Additional Collateral Documents.  As of the Amendment No. 3 Effective Date, the Borrower shall, and shall cause each Subsidiary to, furnish to the Administrative Agent:

(i)       Evidence that mortgage amendments (the “Mortgage Amendments”) with respect to the Mortgages dated as of June 30, 2004 and August 21, 2006 (the “Existing Mortgages”)  have been duly executed, acknowledged and delivered by a duly authorized officer of each party thereto on or before such date and are in form suitable for filing and recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable;

(ii)      Date-down endorsements to the title insurance policies by a title insurer reasonably acceptable to the Administrative Agent with respect to the property encumbered by the Existing Mortgages showing (x) no Liens of record other than those created by or permitted under the terms of the applicable Existing Mortgage and (y) that title to the applicable property remains vested in the appropriate Loan Party, together with such confirmations as the Administrative Agent may deem necessary or desirable and evidence that all other actions that the Administrative Agent may deem necessary or desirable  to confirm that Liens created by the Existing Mortgages on the property described therein are valid first and subsisting Liens in favor of the Collateral Agent for the benefit of the Secured Parties; and

(iii)     Evidence that all fees, costs and expenses have been paid in connection with the preparation, execution, filing and recordation of the Mortgage Amendments, including, without limitation, filing and recording fees, title insurance company coordination fees, and title search charges and other charges incurred in connection with the matters described in this Section 2(vi).

(g)           Opinions.  The Administrative Agent shall have received a favorable opinion of Thompson Hine LLP, counsel to the Loan Parties, on such matters concerning the Loan Parties and this Amendment as the Administrative Agent may reasonably request.

(h)           Legal Details, Etc.  All documents executed or submitted pursuant hereto shall be reasonably satisfactory in form and substance to the Administrative Agent and Shearman & Sterling LLP as counsel.  The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

(i)            No Default.  No Default shall have occurred and be continuing, or would occur as a result of the transactions contemplated by this Agreement.

(j)            Acquisition Agreement, Etc.  The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, (i) copies of documentation for the Acquisition and other aspects of the transaction, including the Acquisition Agreement and all exhibits and schedules thereto and (ii) evidence that all material consents and approvals required pursuant to the terms of the Acquisition Agreement have been obtained.  The Acquisition will have been consummated in accordance with the terms and conditions of the Acquisition Agreement without any waiver, modification or consent thereunder that is materially adverse to the Lenders (as reasonably determined by the Administrative Agent) unless approved by the Administrative Agent, and no law or regulation will be applicable, or event will have occurred, nor will any litigation or investigation be pending or threatened, that could reasonably be expected to impose materially adverse conditions or which could reasonably be expected to have a material adverse effect upon the consummation of the Acquisition or any if the other transactions contemplated by the Acquisition Agreement.

(k)           Financials.  The Administrative Agent shall have received (i) copies of satisfactory audited consolidated financial statements for the Company and its subsidiaries for the three fiscal years most recently ended for which financial statements are available and interim unaudited financial statements for each quarterly period ended for which financial statements are available since the last audited financial statements, (ii) pro forma consolidated financial statements for the Borrower and its subsidiaries for the four-quarter period most recently ended prior to the Amendment No. 3 Effective Date for which financial statements are available giving pro forma effect to the Acquisition (prepared in accordance with Regulation S-X under the Securities Act of 1933, as amended, and all other rules and regulations of the SEC under such Securities Act, and including adjustments reasonably acceptable to the Administrative Agent) and a pro forma balance sheet of the Borrower and its subsidiaries as of the Amendment No. 3 Effective Date and (iii) unless previously provided, projections prepared by management of balance sheets, income statements and cashflow statements of the Borrower and its subsidiaries, which will be quarterly for the first fiscal year after the Amendment No. 3 Effective Date and annually thereafter for the term of the Facilities (and which will not be inconsistent in any material respect with information provided to the Arrangers prior to the delivery of the Commitment Letter).

(l)            Ratings.  The Borrower shall have received an updated corporate family rating from each of Moody’s and S&P.

SECTION 3.           Confirmation of Representations and Warranties.  Each of the Loan Parties hereby represents and warrants, on and as of the date hereof and as of the Amendment No. 3 Effective Date, that the representations and warranties contained in the Credit Agreement and the other Loan Documents are correct and true in all material respects (without duplication of any materiality qualifier contained in any such representations and warranties) on and as of such date, before and after giving effect to this Amendment, as though made on and as of such date, other than any such representations or warranties that by their terms refer to a specific date.

SECTION 4.           Affirmation of Subsidiary Guarantors.  Each Guarantor hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor contained in the Parent Guaranty, in respect of each of Holdings and the Parent, and the Subsidiary Guaranty, in respect of each Subsidiary Guarantor, or in any other Loan Documents to which such Guarantor is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Parent Guaranty and in the Subsidiary Guaranty, as the case may be, and in each of the other Loan Documents to “the Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as modified by this Amendment.  Without limiting the generality of the foregoing, the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to secure, payment of all of the Secured Obligations (in each case, as defined therein).

SECTION 5.           Reference to and Effect on the Loan Documents.  (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other transaction documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Amendment.

(b)           The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6.           Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 7.           Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this were a part of the Credit Agreement.

SECTION 8.           Entire Agreement; Modification.  This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

[SIGNATURES FOLLOW.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PIERRE FOODS, INC.

By	/s/ Joseph W. Meyers
Name: Joseph W. Meyers
Title: Vice President, Finance

PIERRE HOLDING CORP.

By	/s/ Joseph W. Meyers
Name: Joseph W. Meyers
Title: Vice President, Finance

PF MANAGEMENT INC.

By	/s/ Joseph W. Meyers
Name: Joseph W. Meyers
Title: Vice President, Finance

FRESH FOODS PROPERTIES, LLC

By PIERRE FOODS, INC.

	By	/s/ Joseph W. Meyers
Name: Joseph W. Meyers
Title: Vice President, Finance

CLOVERVALE FARMS, INC.

By	/s/ Joseph W. Meyers
Name: Joseph W. Meyers
Title: Vice President, Finance

CLOVERVALE TRANSPORTATION, INC.

By	/s/ Joseph W. Meyers
Name: Joseph W. Meyers
Title: Vice President, Finance

CHEFS PANTRY, INC.

By	/s/ Joseph W. Meyers
Name: Joseph W. Meyers
Title: Vice President, Finance

PIERRE REAL PROPERTY, LLC

By PIERRE FOODS, INC.

	By	/s/ Joseph W. Meyers
Name: Joseph W. Meyers
Title: Vice President, Finance

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent

By	/s/ Kira L. Deter
Name: Kira L. Deter
Title: Vice President

ANTARES FUNDING, L.P.,
as a New Term B-2 Lender

By:	The Bank of New York Trust Company, N.A. as Trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999

By:	/s/ Kathy Conway
Name: Kathy Conway
Title: AVP

NAVIGATOR CDO 2004, LTD.,
as a New Term B-2 Lender

By:	Antares Asset Management Inc., as Collateral Manager

By:	/s/ Greg Bouleris
Name: Greg Bouleris
Title: SVP – 3rd Party Asset Management

as a New Term B-2 Lender:

ARES ENHANCED LOAN INVESTMENT
STRATEGY, LTD.

By:	Ares Enhanced Loan Management, L.P., Investment Manager

By:	Ares Enhanced Loan GP, LLC
Its General Partner

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

as a New Term B-2 Lender:

ARES LEVERAGED FINANCE GENERAL I

By:	ARES CLO MANAGEMENT XI, L.P.

By:	ARES CLO GP XI, LLC,
ITS GENERAL PARTNER

By:	ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

as a New Term B-2 Lender:

ARES IV CLO LTD.

By:	ARES CLO MANAGEMENT IV, L.P.,
INVESTMENT MANAGER

By:	ARES CLO GP IV, LLC, ITS MANAGING MEMBER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

as a New Term B-2 Lender:

ARES VR CLO LTD.

By:	ARES CLO MANAGEMENT VR, L.P.,
INVESTMENT MANAGER

By:	ARES CLO GP VR, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

as a New Term B-2 Lender:

ARES VIII CLO LTD.

By:	ARES CLO MANAGEMENT VIII, L.P.,
INVESTMENT MANAGER

By:	ARES CLO GP VIII, LLC,
ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Vice President

BALLYROCK CLO II LIMITED

By:	BALLYROCK INVESTMENT ADVISORS LLC,
AS COLLATERAL MANAGER

as a New Term B-2 Lender

By:	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

BANK OF AMERICA, N.A.
as a Lender

By:	/s/ David H. Strickert
Name: David H. Strickert
Title: Senior Vice President

CIT LENDING SERVICES CORPORATION
as a new Term B-2 Lender

By:	/s/ John Basaraba
Name: John Basaraba
Title: Vice President

COOPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK B.A.,
“RABOBANK NEDERLAND” NEW YORK BRANCH
as a New Term B-2 Lender

By:	/s/ Andrew Sherman
Name: Andrew Sherman
Title: Executive Director

By:	/s/ Michael L. Laurie
Name: Michael L. Laurie
Title: Executive Director

DENALI CAPITAL LLC, MANAGING MEMBER OF
DC FUNDING PARTNERS LLC, PORTFOLIO
MANAGER FOR DENALI CAPITAL CLO I, LTD.,
OR AN AFFILIATE

As A Lender

By:	/s/ Robert M. Coseo
Name: Robert M. Coseo
Title: Managing Director

DENALI CAPITAL LLC, MANAGING MEMBER OF
DC FUNDING PARTNERS LLC, PORTFOLIO
MANAGER FOR DENALI CAPITAL CLO IV, LTD.,
OR AN AFFILIATE

As A Lender

By:	/s/ Robert M. Coseo
Name: Robert M. Coseo
Title: Managing Director

DENALI CAPITAL LLC, MANAGING MEMBER OF
DC FUNDING PARTNERS LLC, PORTFOLIO
MANAGER FOR DENALI CAPITAL CLO V, LTD.,
OR AN AFFILIATE

As A Lender

By:	/s/ Robert M. Coseo
Name: Robert M. Coseo
Title: Managing Director

FIDELITY CENTRAL INVESTMENT PORTFOLIOS
LLC; FIDELITY FLOATING RATE CENTRAL
INVESTMENT PORTFOLIO

as a New Term B-2 Lender

By:	/s/ John
Name: John
Title:

FOOTHILL INCOME TRUST II, L.P.

as a new Term B-2 Lender

By:	/s/ Dennis Ascher
Name: Dennis Ascher
Title: Senior Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

as a New Term B-2 Lender

By:	/s/ Thomas C. Hjorth
Name: Thomas C. Hjorth
Title: Duly Authorized Signatory

LANDMARK II CDO LIMITED

By:	ALADDIN CAPITAL MANAGEMENT, LLC,
AS MANAGER

as a New Term B-2 Lender

By:	/s/ Thomas E. Bancroft
Name: Thomas E. Bancroft
Title: Designated Signatory

LASALLE BANK, NA

as a New Term B-2 Lender

By:	/s/ Anthony M. Buehler
Name: Anthony M. Buehler
Title: Vice President

THE SUMITOMO TRUST & BANKING CO., LTD.
NEW YORK BRANCH

as a New Term B-2 Lender

By:	/s/ Elizabeth A. Quirk
Name: Elizabeth A. Quirk
Title: Vice President

SENIOR HIGH INCOME PORTFOLIO INC.
BLACKROCK GLOBAL FLOATING RATE
INCOME TRUST
BLACKROCK LIMITED DURATION
INCOME TRUST
BLACKROCK SENIOR INCOME SERIES
BLACKROCK FLOATING RATE INCOME
STRATEGIES FUND
LONGHORN CDO (CATMAN) LTD.
AS A LENDER

By:	/s/ Tom Colwell
Name: Tom Colwell
Title: Authorized Signatory

[TO BE NAMED LATER]

as a New Term B-2 Lender

By:	/s/ Tom Colwell
Name: Tom Colwell
Title: Authorized Signatory
BLACKROCK FINANCIAL MANAGEMENT

SCHEDULE 2.01(a)(iii)

On file with the Administrative Agent.

11/15/06

Schedule IV

CONSOLIDATED EBITDA ADJUSTMENTS

					($ in Millions)
	Fiscal 2006				Fiscal 2007				Fiscal 2008
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

Total Adjustments and Synergies	$4.376	$3.345	$6.955	$3.150	$2.722	$2.529	$2.738	$1.741	$0.939	$0.326	$0.286	$0.147